UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2021

Clover Health Investments, Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39252	98-1515192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

725 Cool Springs Boulevard, Suite 320, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(201) 432-2133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	CLOVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Clover Health Investments, Corp. (the “Company” or “Clover”) supplements its February 5, 2021, Medium blog post (the “Original Post”) as follows:

As previously discussed, Mr. Bermudez maintains an ownership interest in B&H Assurance, an insurance brokerage firm that he founded with a partner in 2011 before joining Clover. As described in the Original Post, Clover directly contracts with a Field Marketing Organization (FMO) named Ritter Insurance Marketing. B&H Assurance is one of many “downline” agencies from Ritter, which means that B&H and its agents sell Clover plans through Ritter, as well as other non-Clover Medicare Advantage plans. We understand from Ritter that, from 2017 through 2020, B&H Assurance received from Ritter roughly $400,000 a year for Clover-related products. As noted in the Original Post, from the period 2017 to present, Clover has paid roughly $160,000 directly to B&H Assurance ($125,000 of which is an incentive payment made in 2021 for hitting a preset enrollment bonus pursuant to an incentive plan in which other agencies also participate). We understand from Mr. Bermudez that, over the last several years, he reported an average of roughly $170,000 a year in net income from B&H Assurance. The Company has concluded that the income received by Mr. Bermudez as a result of his work for Clover is compliant with applicable CMS rules and regulations. Based on discussions with the Company, Mr. Bermudez has agreed to divest himself from all interests in B&H Assurance to avoid any potential conflict of interest.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clover Health Investments, Corp.

Date: March 29, 2021	/s/ Gia Lee
	Name:	Gia Lee
	Title:	General Counsel and Secretary